UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2024
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOAR.WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Volato Group, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2024 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K to disclose the terms of Keith Rabin’s separation with the company from service as President. This Amendment does not otherwise modify or update any other disclosures in the Initial Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Initial Form 8-K, on July 19, 2024, Keith Rabin, President of the Company, notified the Company of his intent to resign as President effective July 19, 2024. On July 19, 2024, Mr. Rabin entered into a Separation and Release of Claims Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, in exchange for an effective release of claims in favor of the Company, Mr. Rabin will be entitled to receive a total cash payment of $89,609.37, payable in accordance with the Separation Agreement. The Separation Agreement contains standard and customary terms, including obligations of Mr. Rabin to remain bound by certain contractual obligations he has under any confidentiality agreements he may have with the Company. In connection with the Separation Agreement, the employment agreement, dated December 1, 2023, between Mr. Rabin and the Company was terminated.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed an exhibit in the Company’s upcoming Form 10-Q for the quarter ended September 30, 2024.

Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 25, 2024

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer